UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report:  March 8, 1996

            Delta Computec, Inc.
            (Exact name of registrant as specified in its charter)

(State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)           File Number)        Identification No.)
New York                           0-14733             16-1146345

            900 Huyler Street  Teterboro, New Jersey       07608
             Address of principal executive offices       Zip Code

      Registrant's telephone number, including area code  (201) 440-8585

                                Not Applicable
          Former name or former address, if changed since last report

Item 1.  Changes in Control of Registrant

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Delta Computec Inc. (The "Registrant"), announced that on March 8, 1996, its wholly-owned subsidiary, Delta Data Net, Inc. (Data Net"), terminated its business operations and ceased operations due to economic conditions in its industry.

         Pursuant to a General Security Agreement dated April 1, 1994, Data Net's secured lender, National Canada Finance Corporation ("NCFC") is entitled to immediate possession of all of Data Net's collateral. Data Net's obligations to NCFC under a revolving credit line with NCFC exceeds $2,600,000.00. In view of the termination of business operations, Data Net has also voluntarily surrendered Data Net's collateral to NCFC so that NCFC can liquidate that Data Net collateral and apply the proceeds to reduce the indebtedness owing from Data Net to NCFC. Data Net expects that there will still be a deficiency owing from Data Net to NCFC after the liquidation of all of Data `Net's collateral, leaving nothing for Data Net's unsecured creditors. The collateral which was voluntarily surrendered by Data Net included Data Net's inventory, equipment, patents, field spare parts, trademarks, general intangibles, and proceeds of the foregoing, and other collateral as described in the General Security Agreement.

         The Registrant's own business operations have not terminated. NCFC has advised the Registrant that NCFC will continue its lending relationship with the Registrant without any waiver of NCFC's rights against the Registrant. The Registrant and NCFC intend to proceed to complete a definitive restructuring agreement with regard to the continuing loan by NCFC to the Registrant.

         Data Net was formed in 1992 as a wholly-owned subsidiary of the Registrant to acquire certain of the assets and liabilities of two wholly-owned existing subsidiaries of Willcox & Gibbs, Inc. At the time of the acquisition in 1992, and prior to its termination of business, Data Net was in the business of the sale and distribution of hardware and test equipment and the sale and assembly of cables used in data communication applications.

         The Registrant provides a wide array of computer systems, data communications and LAN/WAN technical services and products to a customer base which encompasses many industries and geographic locations. Its customer base includes large ticket brokerage houses, banks, pharmaceutical companies, major hospitals and long distance carriers, located principally in the Northeastern United States, but reaching as far as Florida and the West Coast. Technical services offered include, but are not limited to, design, product procurement, installation, service, maintenance and on-site technical management and consulting.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying  Accountant

         Not Applicable

Item 5.  Other Events

         Not Applicable

Item 6.  Resignations of Registrant's Director

         Not Applicable

Item 7.  Financial Statements and Exhibits

    (a)  Financial statements of businesses acquired:

         Not applicable

    (b)  Pro forma financial information:

         The pro forma financial information which would be required pursuant to
         Article 11 of Regulation S-X with regard to the disposition of the assets of Data Net as set forth in Item 2, above, are annexed hereto.

    (c)  Exhibits

         The following Exhibits are furnished with regard to the disposition of the assets of Data Net as set forth in Item 2, above:

     1. Letter between Delta Data Net, Inc. and National Canada Finance Corp. Dated March 8, 1996.

     2. Forbearance Agreement dated as of March 8, 1996, between the Registrant, Delta Data Net, Inc. And National Canada Finance Corp.

     3. Release and Indemnification Agreement dated March 8, 1996, between the Registrant, Delta Data Net, Inc. and National Canada Finance Corp.

     4. Reaffirmation of Guaranty dated March 8, 1996, between SAI/Delta, Inc. And National Canada Finance Corp.

     5. Letter between National Canada Finance Corp. and Delta Data Net, Inc., dated March 6, 1996

     6. Reaffirmation of Subordination dated March 8, 1996, between Joseph M. Lobozzo II and National Canada Finance Corp.

         The Exhibits denominated by (A) were previously filed as part of, and are hereby incorporated herein, by reference to the Exhibits to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1994.

         The Exhibits denominated by (B) were previously filed as part of, and are hereby incorporated herein, by reference to the Exhibits to the Registrant's Annual Report on Form 10-K for the Fiscal year ended October 31, 1995.

     7.  Credit Agreement, National Canada Finance Corp. (A)

     8.  Credit Agreement, National Canada Finance Corp., Amendment No. 1 (A)

     9.  Credit Agreement, National Canada Finance Corp., Amendment No. 1 (A)

    10.  Credit Agreement, National Canada Finance Corp., Amendment No. 1 (B)

    11.  Credit Agreement, National Canada Finance Corp., Amendment No. 1 (B)

    12.  Credit Agreement, National Canada Finance Corp., Amendment No. 1 (B)

    13. Letter agreements dated, respectively, May 1, 1995, May 1, 1995, and May 4, 1995, with Joseph M. Lobozzo II, a Director, Chairman of the Board of Directors and controlling person of the Registrant, relative to providing a commitment to advance up to $400,000 of the Overadvance Facility provided by National Canada Finance Corp., and granting a stock option to Joseph M. Lobozzo II. (B)

Item 8.  Change in fiscal year

         Not Applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Delta Computec Inc.
                                  Registrant

Date:  March 20, 1996             By: /s/ Frank J. Donnelly
                                      Frank J. Donnelly, Chief Financial Officer

Pro-Forma Financial Information

Delta Computec Inc. (The Registrant), announced that on March 8, 1996, its wholly-owned subsidiary Delta Data Net, Inc. (Data Net), terminated its business operations.

The financial information presented below gives effect to the exclusion of Data Net's assets, liabilities and shareholder's deficit, as well as its operating loss, from the Company's unaudited financial statements as at and for the year ended October 31, 1995.

                                        DELTA COMPUTEC, INC.
                                       Pro-Forma Balance Sheet
                                       As at October 31, 1995
                                 -----------------------------------
                                 10/31/95     Pro-Forma    10/31/95
                                 Unaudited   Adjustments   Pro-Forma
                                 ---------   -----------   ---------
Current Assets:
   Cash                             30,147      112,650      142,797
   Accounts receivable           5,618,217   (2,614,907)   3,003,310
   Inventories                   1,968,089     (780,686)   1,187,403
   Prepaid expenses and other
    current assets                 244,836       (1,458)     243,378
   Deferred income taxes
    current                        100,000      (76,000)      24,000
                                ----------   ----------   ----------
        Total current assets     7,961,289   (3,360,401)   4,600,888

Field Spare Parts:
   net of accumulated
    amortization                 2,381,134                 2,381,134

Property And Equipment:
   Technical equipment           1,413,162     (111,394)   1,301,768
   Office furniture and
    equipment                    1,422,293     (870,574)     551,719
   Vehicles                        154,661      (80,047)      74,614
   Leasehold improvements          283,121     (221,068)      62,053
   Software                        112,736      (39,778)      72,958
                                ----------   ----------   ----------
        Total Property and
         Equipment               3,385,973   (1,322,861)   2,063,112

            Less: accumulated
             depreciation       (2,408,696)     618,702   (1,789,994)
                                ----------   ----------   ----------
             Total Fixed Assets    977,277     (704,159)     273,118

Deferred Income Taxes Noncurrent   610,236     (185,937)     424,299

Other Assets:
   Goodwill                        774,591      (30,787)     743,804
   Customer lists                  142,401                   142,401
   Other assets                     62,201      136,649      198,850
                                ----------   ----------   ----------
        Total Other Assets         979,193      105,862    1,085,055

             Total Assets       12,909,129   (4,144,635)   8,764,494
                                ==========   ==========    =========
Current Liabilities:
   Accounts payable                201,841                   201,841
   Accounts payable              3,411,661   (1,668,331)   1,743,330
   Deferred service revenue      1,573,966                 1,573,966
   Accrued expenses:                                               0
      Payroll and payroll taxes    423,762     (219,431)     204,331
      Interest                      21,800                    21,800
      Other                        196,249      (16,069)     180,180
                                ----------   ----------   ----------
        Total current
         liabilities             5,829,278   (1,903,831)   3,925,447

Long-Term Debt - Bank            3,782,956   (2,052,145)   1,730,811
Earnings per Common and Common     602,639                   602,639
 Equivalent Shares
   Net Earnings (Loss)           1,075,001                 1,075,001

Stockholders' Investment:
   Common stock                     68,116                    68,116
   Additional paid-in capital    4,916,093     (976,235)   3,939,858
   Accumulated deficit          (3,364,954)     787,576   (2,577,378)
                                ----------   ----------   ----------
        Total stockholders'
         investment              1,619,255     (188,659)   1,430,596

             Total Liabilities
              & Equity          12,909,129   (4,144,635)   8,764,494
                                ==========   ==========    =========

                                      DELTA COMPUTEC, INC.
                                Pro-Forma Statement of Operations
                               For The Year Ended October 31, 1995
                               ------------------------------------
                               10/31/95     Pro-Forma     10/31/95
                               Unaudited   Adjustments    Pro-Forma
                               ---------   -----------    ---------
Revenue:

Services                      13,494,558      (323,709)  13,170,849
Equipment                     17,306,598   (13,284,828)   4,021,770
                              ----------   -----------   ----------
     Total Revenue            30,801,156   (13,608,537)  17,192,619

Cost and Expenses

Service Costs                 10,969,323      (537,291)  10,432,032
Cost of Equipment             13,689,506   (10,227,018)   3,462,488
                              ----------   -----------   ----------
     Total Cost of Sales      24,658,829   (10,764,309)  13,894,520

     Gross Margin              6,142,327    (2,844,228)   3,298,099

SG & A Expenses                6,615,896    (2,800,005)   3,815,891
                              ----------   -----------   ----------
     Operating Income (Loss)    (473,570)      (44,223)    (517,793)

Other (Income) Expense           435,967      (295,868)     140,099
                              ----------   -----------   ----------
Earnings Before Taxes           (909,537)      251,645     (657,892)

Minority Interest Earnings         1,459                      1,459

Income Taxes                     642,764      (580,433)      62,331
                              ----------   -----------   ----------
Net Earnings                  (1,550,842)      832,078     (718,764)
                              ==========   ===========   ==========
Earnings per Common and
 Common Equivalent Shares
    Net Earnings (Loss)            (0.23)                     (0.11)

Earnings per Common Share
    Assuming Full Dilution
    Net Earnings (Loss)            (0.08)                     (0.04)

Number of Common and Common
 Equivalent Shares             6,811,575                  6,811,575

Number of Common Shares
 Assuming Full Dilution       19,752,050                 19,752,050